[FRONT]

THE SOMERSET GROUP, INC.		     This proxy is solicited on behalf of the Board
2800 First Indiana Plaza       of Directors of the Corporation
135 North Pennsylvania Street
Indianapolis, Indiana 46204		 	The undersigned hereby appoints Joseph M. Richter
                               and Sharon J. Sanford, and each of them,
                               attorneys-in-fact and proxies, with full power of
                               substitution, to vote as designated below all
                               shares of The Somerset Group, Inc. The
                               "Corporation") which the undersigned would be
                               entitled to vote if personally present at the
                               Annual Meeting of Shareholders to be held on
                               April 21, 1999, at 9:00 a.m., EST, and at any
                               adjournment thereof.

1.	ELECTION OF DIRECTORS:


	        o  FOR all nominees listed below

	    (except as marked to the contrary
      below)




                                             	 o  WITHHOLD AUTHORITY
                                                  to vote for all nominees

	Nominees for a term of three years:
	Patrick J. Early, William L. Elder and Marni McKinney

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
_______________________________________________________________________________



2. In their discretion, the Proxies are authorized to vote such other business as may properly come before the meeting.





(Continued and to be signed on other side.)








	[BACK]

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

The undersigned acknowledges receipt from The Somerset Group, Inc., prior to the execution of this proxy, of notice of the meeting, a proxy statement, and an Annual Report to Shareholders.

Please sign exactly as name appears below. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature _________________________________(Signature if held jointly)__________


Dated:                 , 1999



                       PLEASE MARK, SIGN, DATE AND RETURN THE
                       PROXY CARD PROMPTLY USING THE ENCLOSED
                       ENVELOPE.

REVOCABLE PROXY